November 1, 2001

              DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

                            SUPPLEMENT TO PROSPECTUS

                             DATED AUGUST 1, 2001

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT - PORTFOLIO MANGER":

      Effective November 1, 2001, Scott Sprauer became the fund's primary portfolio manager. Mr. Sprauer joined Dreyfus in October 1998. Prior to joining Dreyfus, he was an associate trader and research analyst for Wealth Builders, Inc. and, prior to that, was an assistant portfolio manager - short term municipal bonds for Merrill Lynch Asset Management Corporation.

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